UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

Amendment Number 1 to

FORM 8-K

___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   August 6, 2013

INTELLIGENT HIGHWAY SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-181405	30-0680119
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

8 Light Sky Court

Sacramento, CA 95828

 (Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (916) 379-0324

Not applicable

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

Resignation of Previous Independent Registered Public Accounting Firm

On August 6, 2013, Intelligent Highway Solutions, Inc. (the “Company”) accepted the resignation of Sam Kan & Company (“Sam Kan”) as Independent Registered Public Accountants. Sam Kan advised the Audit Committee that their firm will no longer be servicing public clients. On August 6, 2013, the Board of Directors of the Company accepted such Resignation.

During the fiscal years ended December 31, 2011 and 2012 and through Sam Kan’s resignation on August 6, 2013, there were (1) no disagreements with Sam Kan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Sam Kan, would have caused Sam Kan to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.  The report of Sam Kan on the Company's financial statements for the years ended December 31, 2011 and 2012 did not contain any adverse opinion or disclaimer of opinion or was it qualified or modified as to uncertainty, audit scope or accounting principles.

On February 20, 2014, the Securities and Exchange Commission (the “SEC”) denied Sam Kan & Company the privilege of appearing or practicing before the SEC as an accountant. A copy of the order can be found at http://www.sec.gov/litigation/admin/2014/34-71585.pdf. We, therefore, are no longer allowed to include any audit report issued by Sam Kan & Company in any filing with the SEC on or after February 20, 2014. Accordingly, we have engaged our newly appointed accounting firm, Sadler Gibb & Associates, LLC to re-audit our fiscal year ended December 31, 2012 to be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

We furnished Sam Kan with a copy of this disclosure on April 9, 2014, providing Sam Kan with the opportunity to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A copy of Sam Kan’s letter to the SEC is filed as Exhibit 16.1 to this Report.

Engagement of New Independent Registered Public Accounting Firm

Concurrent with the acceptance of Sam Kan’s Resignation as our independent registered public accounting firm, the Board of Directors of the Company appointed Sadler Gibb & Associates, LLC (“Sadler”) as our independent registered public accounting firm.

During the years ended December 31, 2012 and 2011 and through the date hereof, neither the Company nor anyone acting on its behalf consulted Sadler with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that Salder concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits:  The following exhibits are filed as part of this report:

Exhibit No.	Description

16.1	Letter from Sam Kan & Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLIGENT HIGHWAY SOLUTIONS, INC.

Date: April 11, 2014	By:	/s/ Devon Jones
Devon Jones Chief Executive Officer